                                                                EXECUTION COPY

                  RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.,

                                as Purchaser,

                             GMAC MORTGAGE, LLC,

                           as Seller and Servicer,

                   WALNUT GROVE MORTGAGE LOAN TRUST 2003-A,

                                  as Seller,

                    GMACM HOME EQUITY LOAN TRUST 2006-HE5,

                                  as Issuer,

                                     and

                  THE BANK OF NEW YORK TRUST COMPANY, N.A.,

                             as Indenture Trustee

                 ____________________________________________

                       MORTGAGE LOAN PURCHASE AGREEMENT
                 ____________________________________________

                        Dated as of November 29, 2006

                              TABLE OF CONTENTS

      Section 8.9    Successors and Assigns; Assignment of this

      This Mortgage Loan Purchase  Agreement  (the  "Agreement"),  dated as of
November 29, 2006,  is made among GMAC Mortgage,  LLC, as seller ("GMACM") and as servicer (in such  capacity,  the  "Servicer"),  Walnut Grove Mortgage Loan
Trust 2003-A,  as seller  ("WG Trust  2003" and,  together with GMACM,  each a
"Seller"  and  collectively,   the  "Sellers"),   Residential  Asset  Mortgage
Products,  Inc., as purchaser (the "Purchaser"),  GMACM Home Equity Loan Trust
2006-HE5,  as issuer (the  "Issuer"),  and The Bank of New York Trust Company,
N.A., as indenture trustee (the "Indenture Trustee").

                                 WITNESSETH:

      WHEREAS,  GMACM,  in the ordinary  course of its  business  acquires and originates  home  equity  loans and  acquired  or  originated  all of the home equity  loans  listed on the  Mortgage  Loan  Schedule  attached  as Exhibit 1 hereto (the "Initial Mortgage Loans");

      WHEREAS,  GMACM  sold a  portion  of the  Initial  Mortgage  Loans  (the
"WG Trust 2003 Initial  Mortgage  Loans") and intends to sell a portion of the
Subsequent  Mortgage  Loans to be sold by WG Trust 2003  hereunder,  to Walnut
Grove  Funding,  Inc ("Walnut  Grove"),  pursuant to a Mortgage  Loan Purchase
Agreement  (the "Walnut Grove  Purchase  Agreement"),  dated as of January 31,
2003 (each date of sale,  a "Prior  Transfer  Date") among  Walnut  Grove,  as purchaser,  GMACM, as seller,  WG Trust 2003, as Issuer and Bank One, National
Association, as trustee;

      WHEREAS,  Walnut Grove sold the WG Trust 2003 Initial  Mortgage Loans to
WG Trust  2003  pursuant to a Trust  Agreement,  dated as of January 31, 2003, between  Walnut Grove,  as depositor and Wilmington  Trust  Company,  as owner trustee;

      WHEREAS,  GMACM owns the Cut-Off Date Principal Balances and the Related
Documents  for  the  portion  of  Initial  Mortgage  Loans  identified  on the
Mortgage  Loan  Schedule  attached as Exhibit  1-A hereto (the "GMACM  Initial
Mortgage   Loans"),   including  rights  to  (a)  any  property   acquired  by
foreclosure or deed in lieu of foreclosure or otherwise,  and (b) the proceeds of any insurance policies covering the GMACM Initial Mortgage Loans;

      WHEREAS,  WG Trust 2003 owns the Cut-Off Date Principal Balances and the
Related  Documents for the WG Trust 2003 Initial  Mortgage Loans identified on the Mortgage Loan Schedule-B attached as Exhibit 1-B hereto,  including rights to (a) any property  acquired by foreclosure or deed in lieu of foreclosure or otherwise,  and  (b) the  proceeds  of any  insurance  policies  covering  the
WG Trust 2003 Initial Mortgage Loans;

      WHEREAS,  the parties  hereto  desire  that:  (i) GMACM sell the Cut-Off
Date Principal  Balances of the GMACM Initial  Mortgage Loans to the Purchaser
on the Closing Date pursuant to the terms of this Agreement  together with the
Related  Documents  relating to the GMACM Initial Mortgage Loans created on or after the Cut-Off Date,  (ii)  WG Trust  2003 sell the Cut-Off Date  Principal
Balances of the WG Trust 2003 Initial  Mortgage  Loans to the Purchaser on the
Closing  Date  pursuant  to the  terms  of this  Agreement  together  with the
Related  Documents  relating  to the  WG Trust  2003  Initial  Mortgage  Loans created on or after the Cut-Off  Date,  (iii) the Sellers may sell  Subsequent
Mortgage  Loans  to the  Issuer  on  one or  more  Subsequent  Transfer  Dates pursuant to the terms of the related Subsequent Transfer  Agreement,  and (iv)
the related  Seller and GMACM make certain  representations  and warranties on the Closing Date and on each Subsequent Transfer Date;

      WHEREAS,  pursuant to the Trust  Agreement,  the Purchaser will sell the
Initial  Mortgage Loans and transfer all of its rights under this Agreement to the Issuer on the Closing Date;

      WHEREAS,  pursuant to the terms of the Servicing Agreement, the Servicer will service the Mortgage Loans;

      WHEREAS,  pursuant to the terms of the Trust Agreement,  the Issuer will issue the Certificates;

      WHEREAS,  pursuant to the terms of the Indenture,  the Issuer will issue the Notes, secured by the Trust Estate;

      NOW,  THEREFORE,   in  consideration  of  the  mutual  covenants  herein
contained, the parties hereto agree as follows:

ARTICLE I

                                 DEFINITIONS

Section 1.1 Definitions.  For  all  purposes  of  this  Agreement,  except  as otherwise  expressly provided herein or unless the context otherwise requires, capitalized  terms  not  otherwise  defined  herein  shall  have the  meanings assigned  to such  terms in the  Definitions  contained  in  Appendix A to the indenture dated as of November 29, 2006 (the "Indenture"),  between the Issuer and the Indenture  Trustee,  which is  incorporated by reference  herein.  All other capitalized terms used herein shall have the meanings specified herein.

Section 1.2 Other   Definitional   Provisions.   All  terms  defined  in  this
Agreement  shall have the defined  meanings  when used in any  certificate  or other  document made or delivered  pursuant  hereto unless  otherwise  defined therein.

      As used in this Agreement and in any  certificate or other document made or delivered pursuant hereto or thereto,  accounting terms not defined in this
Agreement or in any such  certificate or other document,  and accounting terms partly  defined  in  this  Agreement  or in  any  such  certificate  or  other document, to the extent not defined,  shall have the respective meanings given to them under generally  accepted  accounting  principles.  To the extent that the  definitions  of  accounting  terms  in  this  Agreement  or in  any  such certificate  or other  document  are  inconsistent  with the  meanings of such
terms  under  generally  accepted  accounting   principles,   the  definitions
contained  in this  Agreement  or in any such  certificate  or other  document shall control.

      The words  "hereof,"  "herein,"  "hereunder" and words of similar import when used in this  Agreement  shall refer to this Agreement as a whole and not to any particular provision of this Agreement;  Section and Exhibit references contained in this  Agreement are  references to Sections and Exhibits in or to this Agreement unless  otherwise  specified;  the term "including"  shall mean
"including  without  limitation";  "or" shall include  "and/or";  and the term
"proceeds" shall have the meaning ascribed thereto in the UCC.

      The  definitions  contained  in this  Agreement  are  applicable  to the singular  as well as the plural  forms of such terms and to the  masculine  as well as the feminine and neuter genders of such terms.

      Any  agreement,  instrument or statute  defined or referred to herein or in any instrument or certificate  delivered in connection  herewith means such agreement,  instrument  or statute as from time to time  amended,  modified or
supplemented   and  includes  (in  the  case  of  agreements  or  instruments)
references to all attachments  thereto and instruments  incorporated  therein;
references to a Person are also to its permitted successors and assigns.

ARTICLE II

                SALE OF MORTGAGE LOANS AND RELATED PROVISIONS

Section 2.1 Sale of Initial Mortgage Loans.

(a)   GMACM,  by the  execution  and delivery of this  Agreement,  does hereby sell,  assign,  set  over,  and  otherwise  convey to the  Purchaser,  without recourse,  all  of its  right,  title  and  interest  in,  to  and  under  the following,  wherever located:  (i) the GMACM Initial Mortgage Loans (including the Cut-Off Date  Principal  Balances of the GMACM Initial  Mortgage Loans now
existing),  all  interest  accruing  thereon,  all monies due or to become due thereon,  and all  collections  in respect  thereof  received  on or after the
Cut-Off  Date (other than  interest  thereon in respect of any period prior to the Cut-Off  Date);  (ii) the interest of GMACM in any  insurance  policies in respect of the GMACM  Initial  Mortgage  Loans;  and (iii) all proceeds of the foregoing.

(b)   Reserved.

(c)   WG Trust 2003,  by the execution  and delivery of this  Agreement,  does hereby sell, assign, set over, and otherwise convey to the Purchaser,  without recourse,  all  of its  right,  title  and  interest  in,  to  and  under  the following,  and wherever  located:  (i) the WG Trust  Initial  Mortgage  Loans
(including  the Cut-Off  Date  Principal  Balances of the WG Initial  Mortgage
Loans now  existing),  all  interest  accruing  thereon,  all monies due or to become due thereon,  and all  collections  in respect  thereof  received on or after the Cut-Off Date (other than  interest  thereon in respect of any period prior  to  the  Cut-Off  Date);  (ii)  the WG  Trust  2003's  interest  in any insurance  policies in respect of the WG Trust 2003  Initial  Mortgage  Loans;
and (iii) all proceeds of the foregoing.

(d)   In  connection  with  the  conveyance  by  GMACM  of the  GMACM  Initial
Mortgage Loans and any Subsequent  Mortgage Loans,  GMACM further  agrees,  at its  own  expense,  on or  prior  to the  Closing  Date  with  respect  to the
Principal  Balances of the GMACM Initial Mortgage Loans and on or prior to the related Subsequent Cut-Off Date in the case of such Subsequent  Mortgage Loans sold by it,  to  indicate  in its  books and  records  that the GMACM  Initial
Mortgage  Loans have been sold to the  Purchaser  pursuant to this  Agreement, and, in the case of the Subsequent  Mortgage  Loans, to the Issuer pursuant to the related  Subsequent  Transfer  Agreement,  and to deliver to the Purchaser true and complete lists of all of the Mortgage Loans sold by GMACM  specifying for each  Mortgage  Loan  (i) its  account  number and (ii) its  Cut-Off  Date
Principal Balance or Subsequent Cut-Off Date Principal  Balance.  The Mortgage
Loan Schedule  indicating such  information with respect to the Mortgage Loans sold by GMACM shall be marked as Exhibit 1-A to this  Agreement  and is hereby incorporated into and made a part of this Agreement.

(e)   In  connection  with the  conveyance  by WG Trust  2003 of the  WG Trust
Initial Mortgage Loans and any Subsequent  Mortgage Loans, such Seller further agrees,  at its own  expense,  on or prior to the Closing Date with respect to the  Principal  Balances of such  WG Trust  Initial  Mortgage  Loans and on or prior to the related  Subsequent  Cut-Off Date in the case of such  Subsequent
Mortgage  Loans  sold by it, to  indicate  in its books and  records  that the respective  WG Trust  Initial  Mortgage  Loans have been sold to the Purchaser pursuant  to this  Agreement,  and,  in the  case of the  Subsequent  Mortgage
Loans, to the Issuer pursuant to the related  Subsequent  Transfer  Agreement.
GMACM,  as Servicer of the  Mortgage  Loans sold by WG Trust  2003,  agrees to deliver to the Purchaser  true and complete lists of all of the Mortgage Loans sold by each Seller  specifying  for each Mortgage Loan (i) its account number and (ii) its  Cut-Off  Date  Principal  Balance  or  Subsequent  Cut-Off  Date
Principal  Balance.  The Mortgage Loan Schedule  indicating  such  information with  respect to the Mortgage  Loans sold by WG Trust  2003 shall be marked as
Exhibit 1-B to this Agreement and is hereby  incorporated into and made a part of this Agreement.

(f)   In  connection  with  the  conveyance  by  GMACM  of the  GMACM  Initial
Mortgage  Loans  and  any  Subsequent  Mortgage  Loans  sold  by  it  and  the conveyance by WG Trust  2003 of the WG Trust  Initial  Mortgage  Loans and any
Subsequent  Mortgage Loans sold by such Seller,  GMACM shall, (A) with respect to each  Mortgage  Loan,  on behalf of the  Purchaser  deliver to, and deposit with the  Custodian,  at least five (5) Business  Days before the Closing Date in the case of an Initial  Mortgage Loan, and, on behalf of the Issuer,  three
(3) Business  Days prior to the related  Subsequent  Transfer Date in the case of a  Subsequent  Mortgage  Loan,  the  original  Mortgage  Note  endorsed  or assigned without recourse in blank (which  endorsement shall contain either an original  signature  or a  facsimile  signature  of an  authorized  officer of
GMACM)  or,  with  respect  to any  Mortgage  Loan as to  which  the  original
Mortgage  Note  has  been  permanently  lost or  destroyed  and  has not  been replaced, a Lost Note Affidavit,  and any modification  agreement or amendment to such  Mortgage  Note and (B) except as provided in clause (A) with  respect to the Mortgage Notes, deliver the Mortgage Files to the Servicer.

      Within the time  period for the review of each  Mortgage  Note set forth in  Section  2.2 of the  Custodial  Agreement,  if a  material  defect  in any
Mortgage  Note is discovered  which may  materially  and adversely  affect the value of the related Mortgage Loan, or the interests of the Indenture  Trustee
(as pledgee of the Mortgage Loans),  the Noteholders,  the  Certificateholders
or the Enhancer in such Mortgage Loan,  including  GMACM's  failure to deliver the Mortgage Note to the Custodian on behalf of the Indenture  Trustee,  GMACM
shall  cure  such  defect,   repurchase  the  related  Mortgage  Loan  at  the
Repurchase  Price or substitute an Eligible  Substitute Loan therefor upon the same terms and  conditions  set forth in Section  3.1 hereof for  breaches  of representations  and  warranties  as to the Mortgage  Loans,  provided  that a
Seller shall have the option to  substitute  an Eligible  Substitute  Mortgage
Loan or Loans for such Mortgage Loan only if such  substitution  occurs within two years  following  the  Closing  Date.  If a material  defect in any of the documents in the Mortgage  File held by the Servicer is  discovered  which may materially  and adversely  affect the value of the related  Mortgage  Loan, or the  interests of the  Indenture  Trustee (as pledgee of the Mortgage  Loans), the  Noteholders,  the  Certificateholders  or the  Enhancer in such  Mortgage
Loan,  including  GMACM's failure to deliver such documents to the Servicer on behalf of the Indenture Trustee, GMACM shall cure such defect,  repurchase the related  Mortgage  Loan at the  Repurchase  Price or  substitute  an  Eligible
Substitute  Loan  therefor  upon the same  terms and  conditions  set forth in
Section 3.1 hereof for breaches of  representations  and  warranties as to the
Mortgage Loans,  provided that a Seller shall have the option to substitute an
Eligible  Substitute  Mortgage  Loan or Loans for such  Mortgage  Loan only if such substitution occurs within two years following the Closing Date.

      Upon sale of the Initial  Mortgage Loans, the ownership of each Mortgage
Note,  each related  Mortgage and the  contents of the related  Mortgage  File shall  be  vested  in the  Purchaser  and the  ownership  of all  records  and documents  with respect to the Initial  Mortgage Loans that are prepared by or that come  into the  possession  of any  Seller,  as a seller  of the  Initial
Mortgage  Loans  hereunder or by GMACM in its  capacity as Servicer  under the
Servicing  Agreement  shall  immediately  vest in the Purchaser,  and shall be promptly  delivered to the Servicer in the case of the documents in possession of  WG Trust  2003  and  retained  and  maintained  in  trust  by GMACM as the
Servicer  (except  for the  Mortgage  Notes,  which  shall be  retained by the
Custodian) at the will of the  Purchaser,  in such  custodial  capacity  only.
Each  Seller's  records  will  accurately  reflect  the  sale of each  Initial
Mortgage Loan sold by it to the Purchaser.

      The Purchaser  hereby  acknowledges  its acceptance of all right,  title and interest to the property conveyed to it pursuant to this Section 2.1.

(g)   The  parties  hereto  intend  that the  transactions  set  forth  herein constitute  a sale by the  Sellers to the  Purchaser  of each of the  Sellers'
right,  title and interest in and to their  respective  Initial Mortgage Loans and other  property  as and to the extent  described  above.  In the event the transactions  set forth herein are deemed not to be a sale, each Seller hereby grants to the  Purchaser a security  interest in all of such  Seller's  right, title and  interest in, to and under all  accounts,  chattel  papers,  general intangibles,  contract rights,  payment intangibles,  certificates of deposit, deposit accounts,  instruments,  documents,  letters of credit, money, advices of  credit,  investment  property,  goods and other  property  consisting  of, arising  under or  related  to the  Initial  Mortgage  Loans  and  such  other property,  to secure  all of such  Seller's  obligations  hereunder,  and this
Agreement  shall  and  hereby  does  constitute  a  security  agreement  under applicable  law.  Each Seller agrees to take or cause to be taken such actions and to  execute  such  documents,  including  the  filing of any  continuation statements with respect to the UCC-1 financing  statements  filed with respect to the Initial  Mortgage  Loans by the Purchaser on the Closing Date,  and any
amendments  thereto  required  to  reflect a change  in the name or  corporate structure  of such  Seller or the  filing of any  additional  UCC-1  financing statements  due to the  change  in the  principal  office or  jurisdiction  of incorporation  of such  Seller,  as are  necessary  to perfect and protect the
Purchaser's  and its  assignees'  interests in each Initial  Mortgage Loan and
the  proceeds   thereof.   The  Servicer  shall  file  any  such  continuation
statements on a timely basis.

(h)   In connection  with the  assignment  of any Mortgage Loan  registered on the MERS(R)System,  GMACM  further  agrees that it will cause,  at GMACM's own expense,  as soon as  practicable  after the Closing Date, the MERS(R)System to indicate  that such  Mortgage Loan has been assigned by GMACM to the Indenture
Trustee in  accordance  with this  Agreement  or the Trust  Agreement  for the benefit of the Noteholders by including (or deleting,  in the case of Mortgage
Loans  which  are  repurchased  in  accordance  with this  Agreement)  in such computer files (a) the specific code which  identifies  the Indenture  Trustee as the assignee of such Mortgage Loan and (b) the series  specific code in the field  "Pool  Field"  which  identifies  the  series  of the  Notes  issued in connection with such Mortgage  Loans.  GMACM agrees that it will not alter the codes  referenced in this  paragraph  with respect to any Mortgage Loan during the term of this Agreement  unless and until such Mortgage Loan is repurchased in accordance with the terms of this Agreement.

Section 2.2 Sale of Subsequent Mortgage Loans.

(a)   Subject  to the  conditions  set forth in  paragraphs  (b) and (c) below
(the satisfaction of which (other than the conditions  specified in paragraphs
(b)(i),  (b)(ii) and (b)(iii)) shall be evidenced by an Officer's  Certificate of  GMACM  dated  the  date  of the  related  Subsequent  Transfer  Date),  in consideration  of the Issuer's  payment of the purchase  price provided for in
Section 2.3 on one or more Subsequent  Transfer Dates using amounts on deposit in the  Pre-Funding  Account),  each Seller  may,  on the  related  Subsequent
Transfer Date, sell,  transfer,  assign,  set over and convey without recourse to the Issuer but subject to the other terms and  provisions of this Agreement all of the right,  title and interest of such Seller in and to (i)  Subsequent
Mortgage Loans  identified on the related  Mortgage Loan Schedule  attached to
the  related  Subsequent   Transfer  Agreement  delivered  by  GMACM  on  such
Subsequent  Transfer  Date,  (ii)  all  money  due or to  become  due on  such
Subsequent Mortgage Loan and all collections  received on or after the related
Subsequent  Cut-Off Date and (iii) all items with  respect to such  Subsequent
Mortgage  Loans to be  delivered  pursuant  to Section 2.1 above and the other items in the related Mortgage Files;  provided,  however, that the Seller of a
Subsequent  Mortgage Loan  reserves and retains all right,  title and interest in  and to  principal  received  and  interest  accruing  on  such  Subsequent
Mortgage Loan prior to the related  Subsequent  Cut-Off Date.  Any transfer to the Issuer by a Seller of Subsequent Mortgage Loans shall be absolute,  and is intended  by the Issuer and such Seller to  constitute  and to be treated as a sale of such  Subsequent  Mortgage Loans by such Seller to the Issuer.  In the event  that  any  such  transaction  is  deemed  not to be a sale,  GMACM  and
WG Trust  2003,  as the case may be,  hereby  grant to the  Issuer  as of each
Subsequent  Transfer Date a security  interest in all of such Seller's  right, title and  interest in, to and under all  accounts,  chattel  papers,  general intangibles,  payment intangibles,  contract rights,  certificates of deposit, deposit accounts,  instruments,  documents,  letters of credit, money, advices of  credit,  investment  property,  goods and other  property  consisting  of, arising  under or related to the related  Subsequent  Mortgage  Loans and such other  property,  to secure all of such Seller's  obligations  hereunder,  and this Agreement shall  constitute a security  agreement  under  applicable law.
Each  Seller  agrees to take or cause to be taken such  actions and to execute such  documents,  including  the  filing  of  all  necessary  UCC-1  financing
statements   filed  in  the  State  of  Delaware  and  the   Commonwealth   of
Pennsylvania   (which  shall  be  submitted  for  filing  as  of  the  related
Subsequent  Transfer Date), any  continuation  statements with respect thereto and any  amendments  thereto  required  to  reflect  a  change  in the name or corporate  structure  of such  Seller or the  filing of any  additional  UCC-1
financing   statements   due  to  the  change  in  the  principal   office  or
jurisdiction of incorporation of such Seller,  as are necessary to perfect and protect  the  interests  of the Issuer and its  assignees  in each  Subsequent
Mortgage  Loan and the  proceeds  thereof.  The  Servicer  shall file any such continuation statements on a timely basis.

      The  Issuer on each  Subsequent  Transfer  Date  shall  acknowledge  its acceptance  of  all  right,  title  and  interest  to the  related  Subsequent
Mortgage Loans and other  property,  existing on the Subsequent  Transfer Date and thereafter created, conveyed to it pursuant to this Section 2.2.

      The Issuer shall be entitled to all scheduled  principal payments due on and after each  Subsequent  Cut-Off Date,  all other payments of principal due and collected on and after each  Subsequent  Cut-Off Date, and all payments of interest on any related  Subsequent  Mortgage Loans, minus that portion of any such  interest  payment  that is  allocable to the period prior to the related
Subsequent Cut-Off Date.

(b)   Any Seller may  transfer to the Issuer  Subsequent  Mortgage  Loans to a
Loan Group and the other  property  and rights  related  thereto  described in
Section 2.2(a) above, and during the Pre-Funding  Period,  upon the release of funds on deposit in the related  Pre-Funding  Account,  in accordance with the
Servicing  Agreement,  only  upon the  satisfaction  of each of the  following conditions on or prior to the related Subsequent Transfer Date:

(i)   such Seller or GMACM,  as Servicer,  shall have  provided the  Indenture
Trustee,  the Rating  Agencies and the Enhancer with a timely  Addition Notice substantially  in the form of Exhibit 3, which  notice shall be given no later than two Business  Days prior to the related  Subsequent  Transfer  Date,  and shall  designate the Subsequent  Mortgage Loans to be sold to the Issuer,  the aggregate  Principal  Balance  of such  Subsequent  Mortgage  Loans  as of the
related  Subsequent   Cut-Off  Date  and  any  other  information   reasonably
requested  by the  Indenture  Trustee  or the  Enhancer  with  respect to such
Subsequent Mortgage Loans;

(ii)  such  Seller  shall have  delivered  to the  Indenture  Trustee  and the
Enhancer a duly executed  Subsequent  Transfer Agreement  substantially in the form  of  Exhibit  2,  (A)  confirming  the  satisfaction  of  each  condition precedent and representations  specified in this Section 2.2(b) and in Section
2.2(c) and in the related  Subsequent  Transfer  Agreement and (B) including a
Mortgage Loan Schedule listing the Subsequent Mortgage Loans;

(iii) as of each  Subsequent  Transfer  Date,  as evidenced by delivery to the
Indenture Trustee of the Subsequent  Transfer Agreement in the form of Exhibit
2, the  respective  Seller  shall not be  insolvent,  made  insolvent  by such transfer or aware of any pending insolvency;

(iv)  such sale and  transfer  shall  not  result in a  material  adverse  tax consequence  to the Issuer or,  due to any action or  inaction  on the part of the respective Seller, to the Securityholders or the Enhancer; and

(v)   the Enhancer  shall have  approved the sale of the  Subsequent  Mortgage
Loans (which  approval  shall not be  unreasonably  withheld)  within five (5)
Business  Days of receipt of an electronic  file  containing  the  information regarding  the  Subsequent  Mortgage  Loans that was delivered to the Enhancer prior  to the  Closing  Date  with  respect  to the  Initial  Mortgage  Loans;
provided,  that if the Enhancer shall not have notified the respective  Seller or GMACM  within such five (5)  Business  Days that the  Enhancer  does not so approve,  such sale of Subsequent  Mortgage Loans shall be deemed  approved by the Enhancer.

      The  obligation of the Issuer to purchase a Subsequent  Mortgage Loan on any  Subsequent  Transfer  Date is subject to the  following  conditions:  (i)
each such  Subsequent  Mortgage  Loan must  satisfy  the  representations  and warranties  specified in the related  Subsequent  Transfer  Agreement and this
Agreement;  (ii) no such Seller has selected such Subsequent Mortgage Loans in a manner  that it  reasonably  believes  is  adverse to the  interests  of the
Noteholders  or the  Enhancer as of the related  Subsequent  Cut-Off Date each
Subsequent  Mortgage  Loan will  satisfy the  following  conditions:  (A) such
Subsequent  Mortgage Loan may not be 30 or more days contractually  delinquent as of the related  Subsequent  Cut-Off Date;  (B) the original  stated term to maturity of such  Subsequent  Mortgage  Loan will not exceed 360  months;  (C)
such  Subsequent   Mortgage  Loan  will  be  underwritten   substantially   in
accordance  with the  criteria  set forth under  "Description  of the Mortgage
Loans --  Underwriting  Standards"  in the  Prospectus  Supplement;  (D)  such
Subsequent  Mortgage  Loan  must  have a CLTV at  origination  of no more than
100.00%;  (E) such  Subsequent  Mortgage  Loan shall not provide for  negative amortization;  (F) following the purchase of such Subsequent Mortgage Loans by the  Issuer,  the  Mortgage  Loans in the related  Loan Group  included in the
Trust Estate must have a weighted  average  interest rate, a weighted  average remaining term to maturity and a weighted  average CLTV at origination,  as of each  Subsequent  Cut-Off Date, that does not vary materially from the Initial
Mortgage  Loans in the  related  Loan Group  included  initially  in the Trust
Estate, and the percentage of Mortgage Loans (by aggregate  principal balance)
in the  related  Loan Group that are  secured by second  liens on the  related
Mortgaged  Properties  shall be no  greater  than the  percentage  of  Initial
Mortgage Loans in the related Loan Group;  (G) such  Subsequent  Mortgage Loan must be secured by a mortgage  in a first or second  lien  position;  (H) such
Subsequent  Mortgage  Loan must not have an  interest  rate below  5.600% with respect  to the Loan Group I, and  5.617%  with  respect to the Loan Group II;
(J)  following  the purchase of such  Subsequent  Mortgage Loan by the Issuer, the  Subsequent  Mortgage  Loans  included  in the  Trust  Estate  must have a weighted  average  interest  rate of at least  8.992% with respect to the Loan
Group I, and 8.922%  with  respect  to the Loan  Group II, a weighted  average
Principal  Balance of not more than  $45,000 with respect to the Loan Group I, and  $62,000  with  respect to the Loan Group II, a  concentration  in any one state of more than  20.00%  with  respect to the Loan Group I, and 30.00% with respect to the Loan Group II; (K) the  remaining  term to stated  maturity  of such  Subsequent  Mortgage Loan must not extend beyond January 1, 2037 and (L)
each Subsequent  Mortgage Loan for Loan Group I must have a conforming balance in accordance with the guidelines of Freddie Mac.

      Subsequent Mortgage Loans with  characteristics  materially varying from those set forth  above may be  purchased  by the  Issuer and  included  in the
Trust  Estate  if they  are  acceptable  to the  Enhancer,  in its  reasonable discretion;  provided,  however, that the addition of such Subsequent Mortgage
Loans  will  not  materially  affect  the  aggregate  characteristics  of  the
Mortgage Loans in the Trust Estate.

      Neither of the Sellers shall  transfer  Subsequent  Mortgage  Loans with the intent to mitigate losses on Mortgage Loans previously transferred.

(c)   Within five Business Days after each  Subsequent  Transfer  Date,  GMACM shall deliver to the Rating Agencies,  the Indenture  Trustee and the Enhancer
a copy of the a Mortgage  Loan Schedule  reflecting  the  Subsequent  Mortgage
Loans in the related Loan Group in electronic format.

(d)   In the event that a mortgage  loan is not  acceptable to the Enhancer as a  Subsequent  Mortgage  Loan  pursuant  to  Section  2.2(b)(vi)  hereof,  the
Enhancer and GMACM may mutually  agree to the transfer of such  mortgage  loan to the Issuer as a Subsequent  Mortgage  Loan,  subject to any increase in the
Overcollateralization  Amount that may be agreed to by GMACM and the  Enhancer pursuant to the  Indenture,  in which event GMACM shall  deliver to the Issuer and  the  Indenture  Trustee,  with  a  copy  to the  Enhancer,  an  Officer's
Certificate  confirming  the  agreement  to the  transfer  of such  Subsequent
Mortgage   Loan  and   specifying   the  amount  of  such   increase   in  the
Overcollateralization  Amount, which additional  Overcollateralization  Amount may not be contributed by GMACM.

Section 2.3 Payment of Purchase Price.

(a)   The sale of the Initial  Mortgage  Loans shall take place on the Closing
Date, subject to and  simultaneously  with the deposit of the Initial Mortgage
Loans into the Trust  Estate,  the deposit of the Original  Pre-Funded  Amount and the  Interest  Coverage  Amount  into  the  Pre  Funding  Account  and the
Capitalized   Interest  Account,   respectively,   and  the  issuance  of  the
Securities.  The purchase  price for the GMACM  Initial  Mortgage  Loans to be paid by the  Purchaser  to GMACM on the Closing  Date shall be an amount equal
to  $148,271,736.81  in  immediately   available  funds,   together  with  the
Certificates,  in respect of the Cut-Off Date Principal Balances thereof.  The purchase price for the WG Trust 2003 Initial  Mortgage Loans to be paid by the
Purchaser  to WG Trust  2003 on the Closing  Date shall be an amount  equal to
$779,926,871.85  in  immediately  available  funds,  in respect of the Cut-Off
Date Principal  Balances  thereof.  The purchase price paid for any Subsequent
Mortgage  Loan by the  Indenture  Trustee from funds on deposit in the related
Pre-Funding  Account,  at the  direction of the Issuer,  pursuant to the terms hereunder shall be one-hundred  percent (100%) of the Subsequent  Cut-Off Date
Principal  Balance  thereof  (as  identified  on the  Mortgage  Loan  Schedule attached to the related Subsequent Transfer Agreement provided by GMACM).

(b)   In  consideration  of the sale of the GMACM  Initial  Mortgage  Loans by
GMACM to the Purchaser on the Closing Date,  the Purchaser  shall pay to GMACM on the Closing Date by wire transfer of immediately  available funds to a bank account  designated by GMACM,  the amount specified above in paragraph (a) for the GMACM Initial Mortgage Loans; provided,  that such payment may be on a net funding basis if agreed by GMACM and the Purchaser.  In  consideration  of the sale of any Subsequent  Mortgage Loan by GMACM to the Issuer, the Issuer shall pay to  GMACM  by wire  transfer  of  immediately  available  funds  to a bank account  designated by GMACM,  the amount specified above in paragraph (a) for each Subsequent Mortgage Loan sold by GMACM.

(c)   In  consideration  of the sale of the  WG Trust  2003  Initial  Mortgage
Loans by WG Trust  2003 to the  Purchaser on the Closing  Date,  the Purchaser
shall  pay  to  WG Trust  2003  on  the  Closing  Date  by  wire  transfer  of immediately  available  funds to a bank account  designated by WG Trust  2003, the amount  specified  above in paragraph  (a) for the  WG Trust  2003 Initial
Mortgage Loans;  provided,  that such payment may be on a net funding basis if agreed by WG Trust 2003 and the  Purchaser.  In  consideration  of the sale of any Subsequent  Mortgage Loan by WG Trust 2003 to the Issuer, the Issuer shall pay to WG Trust  2003 by wire  transfer of  immediately  available  funds to a bank  account  designated  by WG Trust  2003,  the amount  specified  above in paragraph (a) for each Subsequent Mortgage Loan sold by WG Trust 2003.

ARTICLE III

                       REPRESENTATIONS AND WARRANTIES;
                             REMEDIES FOR BREACH

Section 3.1 Representations  and Warranties.  GMACM represents and warrants to the Purchaser,  as of the Closing Date and as of each Subsequent Transfer Date
(or if otherwise specified below, as of the date so specified):

      (a)   As to GMACM:

(i)   GMACM is an organization  duly organized,  validly  existing and in good standing  under  the  laws of the  jurisdiction  governing  its  creation  and existence  and is or will be in  compliance  with  the  laws of each  state in which any Mortgaged  Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan;

(ii)  GMACM has the power and authority to make, execute,  deliver and perform its obligations  under this Agreement and each Subsequent  Transfer  Agreement to which it is a party and all of the  transactions  contemplated  under  this
Agreement  and each  such  Subsequent  Transfer  Agreement,  and has taken all
necessary   corporate   action  to  authorize  the  execution,   delivery  and
performance of this Agreement and each such Subsequent Transfer Agreement;

(iii) GMACM is not  required to obtain the consent of any other  Person or any consents,  licenses,  approvals or  authorizations  from, or  registrations or declarations with, any governmental authority,  bureau or agency in connection with the execution, delivery, performance,  validity or enforceability of this
Agreement or any  Subsequent  Transfer  Agreement,  except for such  consents, licenses,  approvals or authorizations,  or registrations or declarations,  as shall have been obtained or filed, as the case may be;

(iv)  The  execution  and  delivery  of  this  Agreement  and  any  Subsequent
Transfer  Agreement by GMACM and its performance and compliance with the terms of this  Agreement  and  each  such  Subsequent  Transfer  Agreement  will not violate  GMACM's  Certificate  of  Incorporation  or  Bylaws or  constitute  a material  default (or an event which,  with notice or lapse of time,  or both, would  constitute a material  default) under, or result in the material breach of, any material  contract,  agreement or other instrument to which GMACM is a party or which may be applicable to GMACM or any of its assets;

(v)   No  litigation  before  any  court,  tribunal  or  governmental  body is currently pending,  or to the knowledge of GMACM threatened,  against GMACM or with respect to this  Agreement or any Subsequent  Transfer  Agreement that in the opinion of GMACM has a  reasonable  likelihood  of resulting in a material adverse  effect on the  transactions  contemplated  by this  Agreement  or any
Subsequent Transfer Agreement;

(vi)  Reserved;

(vii) This Agreement and each Subsequent  Transfer  Agreement to which it is a
party,   constitutes  a  legal,   valid  and  binding   obligation  of  GMACM,
enforceable   against   GMACM  in  accordance   with  its  terms,   except  as
enforceability   may  be  limited  by   applicable   bankruptcy,   insolvency,
reorganization,  moratorium  or other  similar laws now or hereafter in effect affecting the  enforcement of creditors'  rights in general and except as such enforceability  may be  limited  by  general  principles  of  equity  (whether considered  in a  proceeding  at law or in  equity) or by public  policy  with respect to indemnification under applicable securities laws;

(viii)      This Agreement  constitutes a valid transfer and assignment to the
Purchaser  of all  right,  title  and  interest  of GMACM in and to the  GMACM
Initial  Mortgage  Loans,  including the Cut-Off Date Principal  Balances with respect to the GMACM Initial  Mortgage Loans,  all monies due or to become due with  respect  thereto,  and all  proceeds  of  such  Cut-Off  Date  Principal
Balances with respect to the GMACM Initial  Mortgage Loans; and this Agreement and the related Subsequent Transfer Agreement,  when executed, will constitute a valid  transfer  and  assignment  to the  Issuer  of all  right,  title  and interest of GMACM in and to the related Subsequent  Mortgage Loans,  including
Cut-off Date Principal  Balances  existing on the related  Subsequent  Cut-Off
Date and all  monies  due or to  become  due  with  respect  thereto,  and all proceeds of each Subsequent Cut-Off Date Principal Balances; and

(ix)  GMACM is not in  default  with  respect  to any  order or  decree of any court or any order,  regulation or demand of any federal,  state, municipal or
governmental   agency,  which  default  might  have  consequences  that  would materially  and  adversely  affect the  condition  (financial or otherwise) or operations of GMACM or its  properties or might have  consequences  that would materially adversely affect its performance hereunder;

      (b)   As to each Initial  Mortgage  Loan (except as otherwise  specified below) as of the Closing  Date,  or with respect to each  Subsequent  Mortgage
Loan  as  of  the  related  Subsequent  Transfer  Date  (except  as  otherwise specified below):

(i)   The information set forth in the Mortgage Loan Schedule with respect to each Mortgage Loan or the Mortgage Loans is true and correct in all material respects as of the date or dates respecting which such information is initially furnished;
(ii)  With  respect  to each of the  WG Trust  Initial  Mortgage  Loans or, as applicable,  any the  Subsequent  Mortgage  Loans sold by WG Trust  2003 as of each Prior Transfer  Date: (A) the related  Mortgage Note and the Mortgage had not been  assigned or pledged,  except for any  assignment  or pledge that has been satisfied and released,  (B) immediately  prior to the assignment of such
Mortgage  Loans  to  Walnut  Grove,  GMACM  had  good  title  thereto  and (C)
immediately  prior to such assignment,  GMACM was the sole owner and holder of the Mortgage Loan free and clear of any and all liens, encumbrances,  pledges, or security  interests  (other than,  with  respect to any Mortgage  Loan in a second lien  position,  the lien of the related first  mortgage) of any nature and had full  right and  authority,  under  all  governmental  and  regulatory bodies  having  jurisdiction  over the  ownership of the  applicable  Mortgage
Loan,  to sell and  assign  the same  pursuant  to the  related  Walnut  Grove
Purchase Agreement;

(iii) With respect to the GMACM Initial Mortgage Loans or, as applicable,  any
Subsequent  Mortgage  Loans  sold by  GMACM as of each  respective  Subsequent
Transfer  Date:  (A) the related  Mortgage Note and the Mortgage have not been assigned  or  pledged,  except  for any  assignment  or  pledge  that has been satisfied  and  released,  (B) immediately  prior  to  the  assignment  of the
Mortgage  Loans  to  the  Purchaser(or  to  the  Issuer  in  the  case  of the
Subsequent  Mortgage  Loans sold by GMACM),  GMACM had good title  thereto and
(C) GMACM is the sole owner and holder of the Mortgage  Loan free and clear of any and all liens,  encumbrances,  pledges, or security interests (other than, with respect to any Mortgage Loan in a second lien  position,  the lien of the related first mortgage) of any nature and has full right and authority,  under all governmental and regulatory bodies having  jurisdiction over the ownership of the applicable  Mortgage Loans to sell and assign the same pursuant to this
Agreement or the related Subsequent Transfer Agreement, as applicable;

(iv)  To the best of GMACM's knowledge,  there is no valid offset,  defense or counterclaim of any obligor under any Mortgage Note or Mortgage;

(v)   To the best of GMACM's  knowledge,  there is no delinquent  recording or other tax or fee or assessment lien against any related Mortgaged Property;

(vi)  To the best of  GMACM's  knowledge,  there is no  proceeding  pending or threatened  for the total or partial  condemnation  of the  related  Mortgaged
Property;

(vii) To the best of GMACM's  knowledge,  there are no  mechanics'  or similar liens or claims  which have been filed for work,  labor or material  affecting the related  Mortgaged  Property which are, or may be liens prior or equal to, or subordinate with, the lien of the related Mortgage,  except liens which are fully  insured  against by the title  insurance  policy  referred to in clause
(xi);

(viii)      As of the Cut-Off  Date or related  Subsequent  Cut-Off  Date,  no
Mortgage  Loan was 30 days or more  delinquent  in  payment  of  principal  or interest;

(ix)  With respect to the GMACM Initial Mortgage Loans or, as applicable,  any
Subsequent  Mortgage Loans sold by GMACM,  the related  Mortgage File contains or will contain,  in  accordance  with the  definition  of "Mortgage  File" in
Appendix A to the Indenture,  each of the documents and instruments  specified to be included therein (it being  understood that the Custodian  maintains the
Mortgage  Note related to each  Mortgage  File and the Servicer  maintains the remainder  of the items to be included in the  Mortgage  File  pursuant to the terms of this Agreement);

(x)   The related  Mortgage  Note and the related  Mortgage at the time it was made  complied in all  material  respects  with  applicable  local,  state and federal laws,  including,  but not limited to,  applicable  predatory  lending laws;

(xi)  A title  search or other  assurance  of title  customary in the relevant jurisdiction was obtained with respect to each Mortgage Loan;

(xii) None of the  Mortgaged  Properties  is a mobile  home or a  manufactured housing unit that is not permanently attached to its foundation;

(xiii)      As of the Cut-Off  Date,  (a) no more than  approximately  16.07%,
7.25%,  5.37% and 5.22% of the Initial  Mortgage Loans that are Group I Loans, by Cut-Off  Date  Principal,  are secured by Mortgaged  Properties  located in
California,  Florida, New Jersey and Michigan,  respectively, and no more than approximately  29.23% and 5.09% of the Initial  Mortgage  Loans that are Group
II Loans,  by Cut-Off  Date  Principal,  are secured by  Mortgaged  Properties located in California and Florida, respectively;

(xiv) As of  the  Cut-Off  Date  or  Subsequent  Cut-Off  Date,  the  Combined
Loan-to-Value Ratio for each Mortgage Loan was not in excess of 100.00%;

(xv)  GMACM  has not  transferred  the  GMACM  Initial  Mortgage  Loans to the
Purchaser or any  Subsequent  Mortgage  Loans to the Issuer with any intent to hinder, delay or defraud any of its creditors;

(xvi) As of the  Cut-Off  Date,  no  more  than  approximately  54.06%  of the
Initial  Mortgage  Loans,  by Cut-Off Date Principal  Balance,  are secured by
Mortgaged  Properties  which  may  have  been  appraised  using a  statistical property  evaluation  method  and  all of the  appraisals  on  such  Mortgaged
Properties  have been delivered by Basis100 Inc.  (also known as Solimar);  no more than  approximately  3.67% of the Initial Mortgage Loans, by Cut-Off Date
Principal  Balance,  are secured by Mortgaged  Properties  which may have been appraised  using the GMACM Stated  Value  method;  no more than  approximately
0.70% of the Initial  Mortgage Loans, by Cut-Off Date Principal  Balance,  are
secured by  Mortgaged  Properties  which may have been  appraised  using a tax assessment;  no more than  approximately  1.92% of the Initial Mortgage Loans, by Cut-Off Date Principal Balance,  are secured by Mortgaged  Properties which
may  have  been  appraised  using  a  broker  price  opinion;   no  more  than
approximately  24.24% of the Initial Mortgage Loans, by Cut-Off Date Principal
Balance,  are secured by Mortgaged  Properties  which may have been  appraised using a URAR  Form  1004;  no more  than  approximately  2.44% of the  Initial
Mortgage  Loans, by Cut-Off Date Principal  Balance,  are secured by Mortgaged
Properties  which may have been  appraised  using a Drive-By Form 704; no more than  approximately  12.89% of the Initial  Mortgage  Loans,  by Cut-Off  Date
Principal  Balance,  are secured by Mortgaged  Properties  which may have been appraised using Form 2055 (Exterior  Only); no more than  approximately  0.09%
of the Initial Mortgage Loans, by Cut-Off Date Principal Balance,  are secured by Mortgaged  Properties which may have been appraised using a Form 2055 (with
Interior Inspection);  and none of the Initial Mortgage Loans, by Cut-Off Date
Principal  Balance,  are secured by Mortgaged  Properties  which may have been appraised using a Form 2065;

(xvii)      Within a loan type,  and except as  required  by  applicable  law, each  Mortgage  Note and each  Mortgage is an  enforceable  obligation  of the related Mortgagor;

(xviii)     To the best knowledge of GMACM,  the physical  property subject to each Mortgage is free of material damage and is in acceptable repair;

(xix) GMACM has not received a notice of default of any senior  mortgage  loan related to a  Mortgaged  Property  which has not been  cured by a party  other than the Servicer;

(xx)  None of the Mortgage Loans is a reverse mortgage loan;

(xxi) No Initial  Mortgage  Loan has an original term to maturity in excess of
360 months;

(xxii)      As of the  Cut-Off  Date,  all of the Initial  Mortgage  Loans are
fixed  rate.  As of the  Cut-Of  Date,  approximately  17.93%  of the  Initial
Mortgage  Loans  that are Group I Loans,  and 36.52% of the  Initial  Mortgage
Loans that are Group II Loans,  in each case by Cut-Off  Date  Principal,  are
Balloon  Mortgage  Loans.  As of the  Cut-Off  Date,  the  Loan  Rates  on the
Initial  Mortgage Loans that are Group I Loans range between 5.600% to 17.775%
and the Loan  Rates on the  Initial  Mortgage  Loans  that are  Group II Loans range  between  5.617%  to  16.075%.  As of the  Cut-Off  Date,  the  weighted average  Loan Rate for the  Initial  Mortgage  Loans that are Group I loans is approximately  8.991%  and the  weighted  average  Loan  Rate for the  Initial
Mortgage Loans that are Group II loans is approximately  8.923%.  The weighted average  remaining  term to scheduled  maturity of the Initial  Mortgage Loans that  are  Group I Loans on a  contractual  basis  as of the  Cut-Off  Date is approximately  225 months and the weighted average remaining term to scheduled maturity  of  the  Initial  Mortgage  Loans  that  are  Group  II  Loans  on a contractual basis as of the Cut-Off Date is approximately 227 months;

(xxiii)     (A) Each  Mortgaged  Property  consists of a single parcel of real property  with a  single  family  or two-  to  four-family  residence  erected thereon,  or an individual  condominium  unit,  planned unit development unit, manufactured  housing  unit or a  townhouse.  (B) With  respect to the Initial
Mortgage Loans that are Group I Loans, (a)   approximately  87.00% (by Cut-Off
Date  Principal  Balance) are secured by real  property  with a single  family residence erected thereon,  (b) approximately 6.15% (by Cut-Off Date Principal
Balance) are secured by real property improved by planned  development  units,
(c) approximately  5.54% (by Cut-Off  Date  Principal  Balance) are secured by real property  improved by  individual  condominium  units,  (d) approximately
1.27% (by Cut-Off Date Principal  Balance) are secured by real property with a two- to four-family  residence erected thereon,  and  (e) approximately  0.04%
(by Cut-Off Date Principal  Balance) are secured by real property  improved by townhouses.  (C) With  respect to the Initial Mortgage Loans that are Group II
Loans,  (a)   approximately  85.18% (by Cut-Off  Date  Principal  Balance) are
secured by real  property  with a single  family  residence  erected  thereon,
(b) approximately  8.66% (by Cut-Off  Date  Principal  Balance) are secured by real property improved by planned development units,  (c) approximately  4.99%
(by Cut-Off Date Principal  Balance) are secured by real property  improved by
individual  condominium  units,   (d) approximately  1.16%  (by  Cut-Off  Date
Principal  Balance) are secured by real  property  with a two- to  four-family residence  erected  thereon,  and  (e) approximately  0.01% (by  Cut-Off  Date
Principal Balance) are secured by real property improved by townhouses;

(xxiv)      As of the Cut-Off  Date, no  Initial Mortgage Loan that is a Group
I Loan had a principal  balance in excess of $360,000 and no Initial  Mortgage
Loan that is a Group II Loan had a principal balance in excess of $500,000.

(xxv) No more than  approximately  93.96% of the Initial  Mortgage  Loans that are  Group I Loans  and no  more  than  approximately  96.92%  of the  Initial
Mortgage Loans that are Group II Loans,  in each case, by aggregate  Principal
Balance as of the Cut-Off Date, are secured by second liens;

(xxvi)      A lender  placed  hazard  insurance  policy is in  effect  for the
Mortgage Loan. A policy of flood insurance,  if applicable,  was required from the Mortgagor for the Mortgage Loan when the Mortgage Loan was originated;

(xxvii)      Other  than  with  respect  to a  payment  default,  there  is no material default,  breach,  violation or event of acceleration  existing under the  terms of any  Mortgage  Note or  Mortgage  and,  to the  best of  GMACM's knowledge,  no event which,  with notice and  expiration  of any grace or cure period,  would constitute a material  default,  breach,  violation or event of acceleration  under the terms of any Mortgage  Note or  Mortgage,  and no such material default,  breach,  violation or event of acceleration has been waived by GMACM involved in originating or servicing the related Mortgage Loan;

(xxviii)    No  instrument of release or waiver has been executed by GMACM or, to the best knowledge of GMACM,  by any other person,  in connection  with the
Mortgage  Loans,  and no Mortgagor  has been released by GMACM or, to the best knowledge  of  GMACM,  by any  other  person,  in  whole  or in part  from its obligations in connection therewith;

(xxix)      With  respect to each  Mortgage  Loan  secured  by a second  lien, either (a) no consent  for such  Mortgage  Loan was  required by the holder or holders of the related  prior lien,  (b) such consent has been obtained and is contained in the related  Mortgage  File or (c) no  consent for such  Mortgage
Loan was required by relevant law;

(xxx) With  respect  to  each  Mortgage  Loan,  to  the  extent  permitted  by applicable law, the related  Mortgage  contains a customary  provision for the acceleration  of the payment of the unpaid  Principal  Balance of the Mortgage
Loan in the event the related  Mortgaged  Property  is sold  without the prior consent of the mortgagee thereunder;

(xxxi)      No  Mortgage  Loan  provides  for  payments  that are  subject  to
reduction  by  withholding  taxes  levied  by  foreign   (non-United   States)
sovereign government;

(xxxii)                 None of the  Mortgage  Loans  are  "high  cost  loans"
subject to the Home Ownership and Equity Protection Act of 1994;

(xxxiii)     As of the  Cut-Off  Date,  none of the  Mortgage  Loans are "High
Cost  Loans" or  "Covered  Loans" (as such terms are defined in the version of
Appendix  E to the  Standard  & Poor's  LEVELS  Glossary  in  effect as of the
Closing Date);

(xxxiv)      None of the  Initial  Mortgage  Loans are  secured  by  Mortgaged
Properties  located in the State of Georgia and no  Subsequent  Mortgage  Loan
shall be secured by  Mortgaged  Properties  located in the State of Georgia if such  Mortgage  Loan was  originated  prior to June 7, 2003 and  subsequent to
October 1, 2002;

(xxxv)      Each Initial  Mortgage  Loan  constitutes  a "qualified  mortgage"
under  Section  860G(a)(3)(A)  of the Code  and  Treasury  Regulation  Section
1.860G-2(a)(1);

(xxxvi)                 GMACM used no  selection  procedures  that  identified
the Mortgage Loans as being less  desirable or valuable than other  comparable mortgage  loans  originated  or  acquired by GMACM under the GMACM Home Equity
Program.  The Mortgage Loans are  representative  of GMACM's portfolio of home equity  lines of credit  that were  originated  under  the GMACM  Home  Equity
Program;

(xxxvii)     The  Servicer  for each  Mortgage  Loan has fully  furnished,  in
accordance   with  the  Fair  Credit   Reporting  Act  and  its   implementing
regulations,   accurate  and  complete   information   (i.e.,   favorable  and
unfavorable)  on its  borrower  credit files to Equifax,  Experian,  and Trans
Union Credit  Information  Company  (three of the credit  repositories),  on a monthly basis;

(xxxviii)   The  originator of each Group I Loan offered the related  borrower mortgage loan products for which the borrower  qualified and the Seller is are not aware that the originator  encouraged or required the borrower to select a mortgage  loan  product  that is a  higher  cost  product  designed  for  less creditworthy borrowers;

(xxxix)     The  originator  of the Group I Loans  adequately  considered  the borrower's ability to make payments by employing underwriting  techniques that considered a variety of factors,  such as: the borrower's  income,  assets and liabilities,  and not solely the collateral  value,  in deciding to extend the credit at the time of origination;

(xl)  No borrower  under a Group I Loan in the trust was  charged  "points and fees" in an amount  greater than (a) $1,000 or (b) 5% of the principal  amount
of  such  Mortgage   Loan,   whichever  is  greater.   For  purposes  of  this
representation,  "points  and fees"  (x)  include  origination,  underwriting, broker and finder's  fees and charges  that the lender  imposed as a condition of making the  Mortgage  Loan,  whether they are paid to the lender or a third party;  and (y)  exclude  bona fide  discount  points,  fees  paid for  actual services  rendered in connection with the origination of the mortgage (such as attorney's fees, notaries fees and fees paid for property  appraisals,  credit
reports,   surveys,   title   examinations   and   extracts,   flood  and  tax
certifications,  and home  inspections);  the cost of  mortgage  insurance  or
credit-risk  price  adjustments;   the  costs  of  title,  hazard,  and  flood
insurance  policies;  state and local transfer taxes or fees;  escrow deposits
for  the  future   payment  of  taxes  and  insurance   premiums;   and  other
miscellaneous fees and charges,  which miscellaneous fee and charges, in total do not exceed 0.25 percent of the loan amount;

(xli) The  principal  balance at  origination  for each Group I Mortgage  Loan that is secured by a single  family  property  located in any state other than the  States of  Hawaii  or  Alaska  did not  exceed  $417,000.  The  principal balance at  origination  for each  Group I Mortgage  Loan that is secured by a single  family  property  located  in the  States  of  Hawaii or Alaska or the
Territories  of Guam  or the  Virgin  Islands  did not  exceed  $625,500.  The principal  balance  at  origination  for each  Group I  Mortgage  Loan that is secured by a two-,  three- or four-family  property located in any state other than the  States of Hawaii or Alaska  did not  exceed  $553,850,  $645,300  or
$801,950,  respectively.  The principal  balance at origination for each Group
II Mortgage  Loan that is secured by a two-,  three- or  four-family  property located  in the States of Hawaii or Alaska or the  Territories  of Guam or the
Virgin Islands did not exceed $800,775, $967,950 and $1,202,925, respectively;

(xlii)      With  respect  to any  Group  I Loan  that is a  subordinate  lien mortgage  loan:  (a) such lien is on a one- to  four-family  residence that is the principal  residence of the Mortgagor;  (b) no  subordinate  lien mortgage loan has an original  principal  balance that exceeds one-half of the one-unit limitation  for first lien mortgage  loans,  i.e.  $208,500 (in Alaska,  Guam,
Hawaii or Virgin  Islands:  $312,750),  without regard to the number of units;
and (c) the original  principal  balance of the first lien  mortgage loan plus the  original  principal  balance  of  any  subordinate  lien  mortgage  loans relating  to the same  mortgaged  property  does  not  exceed  the  applicable
Freddie Mac loan limit for first lien  mortgage  loans for that  property type
(as set out in Section (xli) above);

(xliii)     No Group I Loan  contains a provision  permitting  imposition of a penalty upon a prepayment.

(xliv)      (i)  With  respect  to each  Group I  Mortgage  Loan,  the  Seller represents,  warrants and covenants that the related  Mortgage Note contains a mandatory  arbitration  clause (that is, a clause that  requires the Mortgagor to submit to arbitration to resolve any dispute  arising out of or relating in any way to the  Mortgage  Loan).  The Seller will send the  Mortgagor  written notice  of a  "waiver  provision"  within  120 days of the  Closing  Date that states  (a)  neither  the  Seller  nor the  Servicer  shall  require  that the
Mortgagor to submit to  arbitration  to resolve any dispute  arising out of or relating in any way to the  mortgage  loan  transaction,  and (b) which notice will contain  substantially the following  language in bold,  capital letters, in clear and conspicuous type-face:  PURSUANT TO YOUR MORTGAGE LOAN DOCUMENTS,
WE ARE HEREBY  NOTIFYING  YOU THAT AN  INTEREST  IN YOUR LOAN HAS BEEN SOLD TO
FREDDIE MAC AND THEREFORE THE  MANDATORY  ARBITRATION  CLAUSE OF YOUR MORTGAGE
LOAN,  REQUIRING THAT YOU SUBMIT TO ARBITRATION TO RESOLVE ANY DISPUTE ARISING
OUT OF OR RELATING IN ANY WAY TO THE YOUR MORTGAGE LOAN, IS  IMMEDIATELY  NULL
AND VOID.  YOU ARE FREE TO CHOOSE TO  EXERCISE  ANY OF YOUR  RIGHTS OR ENFORCE
ANY REMEDIES UNDER YOUR MORTGAGE LOAN THROUGH THE COURT SYSTEM;

(xlv) No Group I Loan is  "seasoned"  (a seasoned  mortgage  loan is one where the date of the mortgage  note is more than 1 year before the date of issuance of the related security); and

(xlvi)      With respect to each Group I Loan, no borrower  obtained a prepaid single-premium credit-life,  credit disability,  credit unemployment or credit property  insurance  policy in connection with the origination of the Mortgage
Loan.

            With  respect  to this  Section  3.1(b),  representations  made by
GMACM with  respect to the WG Trust  Initial  Mortgage  Loans,  made as of the
Cut-Off Date or the Closing Date or with  respect to the  Subsequent  Mortgage
Loans sold by WG Trust 2003 and made as of the Subsequent  Cut-Off Date or the
Subsequent  Transfer  Date,  are made by GMACM in its  capacity  as  Servicer.
Representations  made by GMACM with respect to the WG Trust  Initial  Mortgage
Loans or the  Subsequent  Mortgage  Loans sold by WG Trust 2003 and made as of any other date, are made by GMACM in its capacity as Seller.

      (c)   [Reserved].

      (d)   WG Trust  2003  Representations  and  Warranties.   WG Trust  2003
represents  and  warrants to the  Purchaser,  as of the Closing Date and as of
each Subsequent Transfer Date:

      (I)   As to WG Trust 2003:

(i)   WG Trust 2003 is a Delaware statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware;

(ii)  WG Trust 2003 has the power and authority to make, execute,  deliver and perform its  obligations  under this  Agreement and each  Subsequent  Transfer
Agreement  to which  it is a party  and all of the  transactions  contemplated under this  Agreement and each such  Subsequent  Transfer  Agreement,  and has
taken  all  necessary   action  to  authorize  the  execution,   delivery  and
performance of this Agreement and each such Subsequent Transfer Agreement;

(iii) WG Trust  2003 is not required to obtain the consent of any other Person or any consents,  licenses, approvals or authorizations from, or registrations or  declarations  with,  any  governmental  authority,  bureau  or  agency  in
connection   with  the   execution,   delivery,   performance,   validity   or
enforceability of this Agreement or any Subsequent Transfer Agreement,  except for such consents, licenses, approvals or authorizations,  or registrations or declarations, as shall have been obtained or filed, as the case may be;

(iv)  The  execution  and  delivery  of  this  Agreement  and  any  Subsequent
Transfer  Agreement by WG Trust 2003 and its  performance  and compliance with the terms of this Agreement and each such Subsequent  Transfer  Agreement will not violate WG Trust 2003's organizational  documents or constitute a material default  (or an event  which,  with  notice or lapse of time,  or both,  would constitute a material  default)  under,  or result in the material  breach of, any material  contract,  agreement or other  instrument to which WG Trust 2003 is a party or which may be applicable to WG Trust 2003 or any of its assets;

(v)   No  litigation  before  any  court,  tribunal  or  governmental  body is currently  pending,  or to the knowledge of WG Trust 2003 threatened,  against
WG Trust  2003 or with respect to this  Agreement or any  Subsequent  Transfer
Agreement that in the opinion of WG Trust 2003 has a reasonable  likelihood of resulting in a material  adverse effect on the  transactions  contemplated  by this Agreement or any Subsequent Transfer Agreement;

(vi)  This Agreement and each Subsequent  Transfer  Agreement to which it is a party  constitutes a legal,  valid and binding  obligation  of WG Trust  2003, enforceable  against  WG Trust  2003 in accordance  with its terms,  except as
enforceability   may  be  limited  by   applicable   bankruptcy,   insolvency,
reorganization,  moratorium  or other  similar laws now or hereafter in effect affecting the  enforcement of creditors'  rights in general and except as such enforceability  may be  limited  by  general  principles  of  equity  (whether considered  in a  proceeding  at law or in  equity) or by public  policy  with respect to indemnification under applicable securities laws;

(vii) This  Agreement  constitutes  a valid  transfer  and  assignment  to the
Purchaser  of all right,  title and  interest of  WG Trust  2003 in and to the
WG Trust 2003 Initial  Mortgage  Loans,  including the Cut-Off Date  Principal
Balances with respect to the WG Trust 2003 Initial  Mortgage Loans, all monies due or to become due with  respect  thereto,  and all proceeds of such Cut-Off
Date  Principal  Balances with respect to the WG Trust  2003 Initial  Mortgage
Loans; and this Agreement and the related Subsequent Transfer Agreement,  when executed,  will  constitute a valid  transfer and  assignment to the Issuer of all  right,  title  and  interest  of  WG Trust  2003  in and  to the  related
Subsequent  Mortgage  Loans,  including  the Cut-Off Date  Principal  Balances existing on the related  Subsequent  Cut-Off Date, all monies due or to become due with respect thereto,  and all proceeds thereof and such funds as are from time to time  deposited in the Custodial  Account  (excluding  any  investment earnings  thereon) as assets of the Trust and all other property  specified in the  definition  of "Trust" as being part of the corpus of the Trust  conveyed to the Purchaser by WG Trust 2003; and

(viii)      WG Trust  2003 is not in  default  with  respect  to any  order or decree of any court or any order,  regulation or demand of any federal, state, municipal or governmental  agency,  which default might have consequences that would materially and adversely  affect the condition  (financial or otherwise)
or operations of WG Trust  2003 or its  properties or might have  consequences that would materially adversely affect its performance hereunder.

      (II)  As to the WG Trust 2003 Initial  Mortgage  Loans as of the Closing
Date,  or with  respect to each  Subsequent  Mortgage  Loan as of the  related
Subsequent Transfer Date:

(i)   With respect to the WG Trust 2003 Initial Mortgage Loans or, as applicable, any Subsequent Mortgage Loans sold by WG Trust 2003: (A) the related Mortgage Note and the Mortgage have not been assigned or pledged, except for any assignment or pledge that has been satisfied and released, (B)
immediately prior to the assignment of such Mortgage Loans to the Purchaser
(or to the Issuer in the case of the Subsequent Mortgage Loans sold by
WG Trust 2003), WG Trust 2003 had good title thereto and (C) WG Trust 2003 is the sole owner and holder of the Mortgage Loan free and clear of any and all liens, encumbrances, pledges, or security interests (other than, with respect to any Mortgage Loan in a second lien position, the lien of the related first mortgage) of any nature and has full right and authority, under all governmental and regulatory bodies having jurisdiction over the ownership of the applicable Mortgage Loans to sell and assign the same pursuant to this
Agreement;

(ii)  For each WG Trust 2003 Initial  Mortgage  Loans or, as  applicable,  any
Subsequent  Mortgage Loans sold by WG Trust  2003,  the related  Mortgage File contains or will contain each of the  documents and  instruments  specified to be included  therein in the definition of "Mortgage File" in Appendix A to the
Indenture (it being understood that the Custodian  maintains the Mortgage Note related to each Mortgage File and the Servicer  maintains the remainder of the items to be  included  in the  Mortgage  File  pursuant  to the  terms of this
Agreement);

(iii) WG Trust 2003 has not  transferred  the WG Trust  2003 Initial  Mortgage
Loans to the Purchaser with any intent to hinder,  delay or defraud any of its creditors; and

(iv)  No  instrument  of release or waiver has been  executed by WG Trust 2003 in connection with the WG Trust  Initial  Mortgage Loans, and no Mortgagor has
been released by WG Trust 2003, in whole or in part,  from its  obligations in connection therewith.

      (e)   Remedies.  Upon  discovery  by any Seller or GMACM or upon  notice from  the  Purchaser,  the  Enhancer,  the  Issuer,  the  Owner  Trustee,  the
Indenture  Trustee  or the  Custodian,  as  applicable,  of a  breach  of such
Seller's or GMACM's  respective  representations  or  warranties in paragraphs
(a) or (d)(I) above that  materially  and  adversely  affects the interests of the  Securityholders  or the Enhancer,  as  applicable,  in any Mortgage Loan,
GMACM or WG Trust 2003, as applicable,  shall, within 90 days of its discovery or its  receipt of notice of such  breach,  either (i) cure such breach in all material  respects or (ii) to the extent that such breach is with respect to a
Mortgage Loan or a Related Document,  either (A) repurchase such Mortgage Loan from  the  Issuer  at the  Repurchase  Price,  or (B)  substitute  one or more
Eligible  Substitute  Loans for such Mortgage Loan, in each case in the manner and subject to the conditions and limitations set forth below.

      Upon  discovery  by  any  Seller  or  GMACM  or  upon  notice  from  the
Purchaser,  the Enhancer,  the Issuer, GMACM, the Owner Trustee, the Indenture
Trustee or the Custodian, as applicable,  of a breach of a Seller's or GMACM's representations  or  warranties  in  paragraphs  (b) or  (d)(II)  above,  with respect to any Mortgage  Loan, or upon the  occurrence of a Repurchase  Event, that  materially and adversely  affects the interests of the  Securityholders, the Enhancer or the  Purchaser in such Mortgage Loan (notice of which shall be given to the Purchaser by the respective  Seller or GMACM, if it discovers the same),  notwithstanding  such  Seller's  or  GMACM's  lack of  knowledge  with respect to the substance of such  representation and warranty,  such Seller or
GMACM,  as the case may be,  shall,  within 90 days  after the  earlier of its discovery or receipt of notice  thereof,  or, if such breach has the effect of making the Mortgage Loan fail to be a "qualified  mortgage" within the meaning of  Section  860G of the  Internal  Revenue  Code,  within  90 days  after the discovery thereof by either such Seller,  the Servicer,  the Issuer, the Owner
Trustee,  the Indenture  Trustee or the  Purchaser  either cure such breach or
Repurchase  Event in all  material  respects  or either  (i)  repurchase  such
Mortgage Loan from the Issuer at the Repurchase  Price, or (ii) substitute one or more Eligible  Substitute Loans for such Mortgage Loan, in each case in the manner and subject to the conditions  set forth below,  provided that a Seller shall have the option to  substitute an Eligible  Substitute  Mortgage Loan or
Loans for such  Mortgage  Loan only if such  substitution  occurs  within  two years  following  the  Closing  Date.  Notwithstanding  the  foregoing,  it is understood  by the  parties  hereto that a breach of the  representations  and warranties made in any of clauses (x), (xii),  (xxxiii),  (xxxiv),  (xxxv) and
(xxxviii)  through  (xlvi) of this Section  3.1(b) with respect to any Group I
Loan will be deemed to materially  and  adversely  affect the interests of the
Holders of the Class I-A-1 Notes.  The Repurchase  Price for any such Mortgage
Loan  repurchased  by such Seller or GMACM shall be  deposited or caused to be deposited  by the  Servicer  into the  Custodial  Account.  Any  purchase of a
Mortgage Loan due to a Repurchase Event shall be the obligation of GMACM.

      In  furtherance   of  the  foregoing,   if  GMACM  or  the  Seller  that
repurchases  or  substitutes  a Mortgage  Loan is not a member of MERS and the
Mortgage is  registered  on the MERS(R)System,  GMACM,  at its own expense and without  any right of  reimbursement,  shall cause MERS to execute and deliver an  assignment  of the  Mortgage in  recordable  form to transfer the Mortgage from MERS to GMACM or the Seller and shall  cause such  Mortgage to be removed from  registration  on the MERS(R)System in  accordance  with MERS'  rules and regulations.

      In  the  event  that  any  Seller   elects  to  substitute  an  Eligible
Substitute  Loan or Loans for a Deleted  Loan  pursuant to this  Section  3.1, such Seller  shall  deliver to the  Custodian  on behalf of the  Issuer,  with respect to such  Eligible  Substitute  Loan or Loans,  the  original  Mortgage
Note,  with the Mortgage  Note  endorsed as required  under the  definition of
"Mortgage File" and shall deliver the other  documents  required to be part of the  Mortgage  File  to the  Servicer.  No  substitution  will  be made in any calendar month after the Determination  Date for such month.  Monthly Payments due with  respect to Eligible  Substitute  Loans in the month of  substitution shall not be part of the Trust  Estate and will be  retained  by the  Servicer and  remitted by the  Servicer to such Seller on the next  succeeding  Payment
Date,  provided  that a  payment  at  least  equal to the  applicable  Monthly
Payment  for such month in respect of the  Deleted  Loan has been  received by the Issuer.  For the month of substitution,  distributions to the Note Payment
Account  pursuant to the Servicing  Agreement will include the Monthly Payment due on a Deleted  Loan for such  month and  thereafter  such  Seller  shall be entitled to retain all amounts  received in respect of such Deleted Loan.  The
Servicer  shall amend or cause to be amended  the  Mortgage  Loan  Schedule to reflect the removal of such Deleted Loan and the  substitution of the Eligible
Substitute  Loan or Loans and the Servicer shall deliver the amended  Mortgage
Loan Schedule to the Owner  Trustee,  the Indenture  Trustee and the Enhancer.
Upon  such  substitution,  the  Eligible  Substitute  Loan or  Loans  shall be subject to the terms of this  Agreement  and the  Servicing  Agreement  in all respects,  GMACM  shall  be  deemed  to  have  made  the  representations  and warranties with respect to the Eligible  Substitute Loan contained  herein set forth in Section 3.1(b) (other than clauses (viii) (xiii),  (xxiv),  (xxv)(B),
(xxvi) and (xxvii)  thereof and other than  clauses  (iii) and (ix) thereof in the case of Eligible  Substitute  Loans  substituted by WG Trust 2003); if the
Seller  is  WG Trust  2003,  WG Trust  2003  shall be  deemed to have made the representations and warranties set forth in Section 3.1(d)(II);  in each case, as of the date of  substitution,  and the  related  Seller  shall be deemed to
have  made  a   representation   and  warranty  that  each  Mortgage  Loan  so
substituted  is an Eligible  Substitute  Loan as of the date of  substitution.
In addition,  GMACM shall be obligated to  repurchase  or  substitute  for any
Eligible  Substitute  Loan as to which a  Repurchase  Event  has  occurred  as provided  herein.  In connection with the substitution of one or more Eligible
Substitute  Loans for one or more Deleted Loans,  the Servicer shall determine the amount (such  amount,  a  "Substitution  Adjustment  Amount"),  if any, by which the aggregate  principal  balance of all such Eligible  Substitute Loans as of the date of  substitution is less than the aggregate  principal  balance of all such Deleted Loans (after  application of the principal  portion of the
Monthly  Payments due in the month of substitution  that are to be distributed to the Note Payment Account in the month of  substitution).  Such Seller shall deposit the amount of such  shortfall  into the Custodial  Account on the date of substitution, without any reimbursement therefor.

      Notwithstanding  the  foregoing,  with respect to any Mortgage  Loan for which a breach of Section  3.1(b)(xv) has occurred,  no substitutions  will be allowed  unless GMACM or WG Trust pays to the Servicer,  an amount  sufficient to  indemnify  the Trust  Fund,  Purchaser,  Issuer,  Enhancer  and  Indenture
Trustee  against  any  losses,   damages,   penalties,   fines,   forfeitures,
reasonable and necessary  legal fees and related costs,  judgments,  and other costs and  expenses  resulting  from any claim,  demand,  defense or assertion based on or grounded upon, or resulting from, a breach of such representation.

      Upon  receipt by the  Indenture  Trustee on behalf of the Issuer and the
Custodian  of written  notification,  signed by a  Servicing  Officer,  of the deposit  of such  Repurchase  Price  or of such  substitution  of an  Eligible
Substitute  Loan  (together  with the  complete  related  Mortgage  File)  and deposit of any applicable  Substitution  Adjustment  Amount as provided above, the Custodian,  on behalf of the Indenture Trustee,  shall (i) release to such
Seller  or  GMACM,  as the  case may be,  the  related  Mortgage  Note for the
Mortgage Loan being  repurchased or  substituted  for, (ii) cause the Servicer to release to such Seller any  remaining  documents  in the  related  Mortgage
File  which  are held by the  Servicer,  and (iii) the  Indenture  Trustee  on
behalf of the Issuer shall  execute and deliver such  instruments  of transfer or assignment  prepared by the  Servicer,  in each case without  recourse,  as shall be  necessary  to vest in such  Seller or GMACM,  as the case may be, or its  respective  designee  such Mortgage  Loan  released  pursuant  hereto and thereafter such Mortgage Loan shall not be an asset of the Issuer.

      It is  understood  and agreed  that the  obligation  of each  Seller and
GMACM to cure any breach,  or to  repurchase  or  substitute  for any Mortgage
Loan  as to  which  such  a  breach  has  occurred  and is  continuing,  shall constitute the sole remedy  respecting such breach available to the Purchaser, the  Issuer,  the  Certificateholders  (or the Owner  Trustee on behalf of the
Certificateholders)  and the Noteholders  (or the Indenture  Trustee on behalf of the Noteholders) against such Seller and GMACM.

      It is understood and agreed that the  representations and warranties set forth in this Section 3.1  shall survive  delivery of the respective  Mortgage
Notes to the Issuer or the Custodian.

ARTICLE IV

                              SELLERS' COVENANTS

Section 4.1 Covenants  of the  Sellers.  Each Seller  hereby  covenants  that, except for the transfer  hereunder and as of any Subsequent  Transfer Date, it will not sell,  pledge,  assign or  transfer  to any other  Person,  or grant, create,  incur  or  assume  any Lien on any  Mortgage  Loan,  or any  interest therein.  Each  Seller  shall  notify the  Issuer (in the case of the  Initial
Mortgage Loans,  as assignee of the  Purchaser),  of the existence of any Lien
(other  than  as  provided  above)  on  any  Mortgage  Loan  immediately  upon discovery thereof;  and each Seller shall defend the right, title and interest of the Issuer (in the case of the Initial  Mortgage  Loans, as assignee of the
Purchaser)  in, to and under the  Mortgage  Loans  against all claims of third parties  claiming  through  or under  such  Seller;  provided,  however,  that nothing  in this  Section  4.1  shall be  deemed  to apply  to any  Liens  for municipal  or other local taxes and other  governmental  charges if such taxes or  governmental  charges  shall not at the time be due and  payable or if any
Seller shall  currently be  contesting  the validity  thereof in good faith by appropriate Proceedings.

ARTICLE V

                                  SERVICING

Section 5.1 Servicing.  GMACM shall  service the  Mortgage  Loans  pursuant to the terms and conditions of the Servicing  Agreement and the Program Guide and
shall   service  the   Mortgage   Loans   directly  or  through  one  or  more
sub-servicers in accordance therewith.

ARTICLE VI

                    LIMITATION ON LIABILITY OF THE SELLERS

Section 6.1 Limitation  on Liability of the  Sellers.  None of the  directors, officers,  employees  or agents of GMACM or  WG Trust  2003 shall be under any liability to the Purchaser or the Issuer,  it being expressly  understood that all such liability is expressly  waived and released as a condition of, and as consideration  for,  the  execution  of  this  Agreement  and  any  Subsequent
Transfer  Agreement.  Except as and to the extent  expressly  provided  in the
Servicing Agreement,  GMACM and WG Trust 2003 shall not be under any liability
to  the   Issuer,   the  Owner   Trustee,   the   Indenture   Trustee  or  the
Securityholders.  GMACM or WG Trust 2003 and any director,  officer,  employee or agent of GMACM or WG Trust  2003 may rely in good faith on any  document of any kind prima facie properly  executed and submitted by any Person respecting any matters arising hereunder.

ARTICLE VII

                                 TERMINATION

Section 7.1 Termination.  The obligations and  responsibilities of the parties hereto shall terminate upon the termination of the Trust Agreement.

ARTICLE VIII

                           MISCELLANEOUS PROVISIONS

Section 8.1 Amendment.  This  Agreement  may be  amended  from time to time by the parties hereto by written  agreement with the prior written consent of the
Enhancer  (which consent shall not be  unreasonably  withheld),  provided that the Servicer,  the Enhancer and the  Indenture  Trustee shall have received an
Opinion of Counsel to the  effect  that such  amendment  will not result in an
Adverse REMIC Event).

Section 8.2 Governing Law. THIS  AGREEMENT  SHALL BE GOVERNED BY AND CONSTRUED
IN ACCORDANCE  WITH THE LAWS OF THE STATE OF NEW YORK,  WITHOUT  REGARD TO THE
CONFLICT OF LAW PRINCIPLES  THEREOF,  OTHER THAN SECTIONS 5-1401 AND 5-1402 OF
THE NEW  YORK  GENERAL  OBLIGATIONS  LAW,  AND  THE  OBLIGATIONS,  RIGHTS  AND
REMEDIES OF THE PARTIES  HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH
LAWS.

Section 8.3 Notices.  Where this Agreement provides for notice,  certificates, opinions,  reports or similar delivery to be given to any transaction party or to a Rating Agency,  a copy of such document shall be  contemporaneously  sent to the Enhancer.  All demands,  notices and communications  hereunder shall be in  writing  and  shall be  deemed  to have  been  duly  given  if  personally delivered  at or mailed by  registered  mail,  postage  prepaid,  addressed as follows:

(a)   if to the GMACM:

                     GMAC Mortgage, LLC
                     100 Witmer Road
                     Horsham, Pennsylvania  10944
                     Attention: Barry Bier, Executive Vice President
                     Re:  GMACM Home Equity Loan Trust 2006-HE5;

(b)   if to WG Trust 2003:

                     Walnut Grove Mortgage Loan Trust 2003-A
                     c/o Wilmington Trust Company
                     1100 North Market Street
                     Wilmington, Delaware 19890
                     Attention: Walnut Grove Mortgage Loan Trust 2003-A
                     Re:  GMACM Home Equity Loan Trust 2006-HE5;

(c)   if to the Purchaser:

                     Residential Asset Mortgage Products, Inc.
                     8400 Normandale Lake Boulevard
                     Minneapolis, Minnesota 55437
                     Attention:     President
                     Re:  GMACM Home Equity Loan Trust 2006-HE5;

(d)   if to the Indenture Trustee:

                     The Bank of New York Trust Company, N.A.
                     2 North LaSalle Street
                     Suite 1020
                     Chicago, IL 60602
                     Attn: Structured Finance Services  - GMACM Home Equity
                     Loan Trust 2006-HE5;

(e)   if to the Issuer:

                     c/o Wilmington Trust Company, as Owner Trustee
                     Rodney Square North
                     1100 North Market Street
                     Wilmington, Delaware 19890-0001
                     Telecopier:  212-312-3215
                     Re:  Corporate Trust Services - GMACM Home Equity Loan
                     Trust 2006-HE5; or

(f)   if to the Enhancer:

                     Financial Guaranty Insurance Company
                     125 Park Avenue,
                     New York, New York 10017
                     Attention:     Structured Finance Surveillance
                     Re:  GMACM Home Equity Loan Trust 2006-HE5;
                     Telecopier:  (212) 312-3220;

or, with respect to any of the foregoing Persons, at such other address as may hereafter be furnished to the other foregoing Persons in writing.

Section 8.4 Severability  of Provisions.  If any one or more of the covenants, agreements,  provisions or terms of this  Agreement  shall be held invalid for any reason whatsoever,  then such covenants,  agreements,  provisions or terms
shall  be  deemed   severable  from  the  remaining   covenants,   agreements,
provisions or terms of this  Agreement and shall in no way affect the validity of enforceability of the other provisions of this Agreement.

Section 8.5 Relationship  of  Parties.   Nothing  herein  contained  shall  be
deemed  or  construed  to  create a  partnership  or joint  venture  among the parties hereto,  and the services of GMACM shall be rendered as an independent contractor and not as agent for the Purchaser.

Section 8.6 Counterparts.  This  Agreement  may be  executed  in any number of counterparts,  each of  which,  when so  executed,  shall be  deemed  to be an original and such  counterparts,  together,  shall constitute one and the same agreement.

Section 8.7 Further  Agreements.  The parties hereto each agree to execute and deliver to the other such additional  documents,  instruments or agreements as may be necessary or appropriate to effectuate the purposes of this Agreement.

Section 8.8 Intention  of the  Parties.  It is the  intention  of the  parties hereto that the Purchaser  will be  purchasing  on the Closing  Date,  and the
Sellers  will be selling on the  Closing  Date,  the Initial  Mortgage  Loans,
rather  than the  Purchaser  providing  a loan to the  Sellers  secured by the
Initial  Mortgage  Loans on the  Closing  Date;  and that the  Issuer  will be purchasing on each  Subsequent  Transfer Date, and the Sellers will be selling on each  Subsequent  Transfer Date,  the related  Subsequent  Mortgage  Loans, rather than the Issuer  providing a loan to the Sellers secured by the related
Subsequent Mortgage Loans on each Subsequent Transfer Date.  Accordingly,  the parties  hereto each intend to treat this  transaction  for federal income tax purposes as (i) a sale by the  Sellers,  and a purchase by the  Purchaser,  of the  Initial  Mortgage  Loans  on the  Closing  Date  and  (ii) a sale  by the
Sellers,  and a purchase by the Issuer,  of the  related  Subsequent  Mortgage
Loans on each  Subsequent  Transfer  Date.  The Purchaser and the Issuer shall each have the right to review the Mortgage Loans and the Related  Documents to determine  the  characteristics  of the  Mortgage  Loans which will affect the federal income tax  consequences of owning the Mortgage Loans, and each Seller shall  cooperate  with all  reasonable  requests  made by the Purchaser or the
Issuer in the course of such review.

Section 8.9 Successors and Assigns; Assignment of this Agreement.

(a)   This  Agreement   shall  bind  and  inure  to  the  benefit  of  and  be
enforceable by the parties hereto and their  respective  permitted  successors and assigns.  The  obligations of each Seller under this  Agreement  cannot be assigned or  delegated  to a third party  without the consent of the  Enhancer and the  Purchaser  (and  the  Issuer  with  respect  to the  transfer  of any
Subsequent  Mortgage  Loans),  which consent shall be at the Purchaser's  sole discretion  (and the Issuer's sole  discretion with respect to the transfer of any  Subsequent  Mortgage  Loans);  provided,  that each Seller may assign its obligations  hereunder  to  any  Affiliate  of  such  Seller,  to  any  Person succeeding  to the  business  of such  Seller,  to any Person  into which such
Seller is merged and to any Person  resulting  from any merger,  conversion or
consolidation   to  which  such  Seller  is  a  party.   The  parties   hereto
acknowledge  that (i) the  Purchaser is acquiring the Initial  Mortgage  Loans for the  purpose  of  contributing  them to the GMACM Home  Equity  Loan Trust
2006-HE5 and (ii) the Issuer is acquiring the  Subsequent  Mortgage  Loans for the  purpose  of  pledging  the  Subsequent  Mortgage  Loans to the  Indenture
Trustee for the benefit of the Noteholders and the Enhancer.

(b)   As an  inducement  to the  Purchaser  and the  Issuer  to  purchase  the
Initial  Mortgage Loans and to the Issuer to purchase any Subsequent  Mortgage
Loans,  each Seller  acknowledges  and consents to (i) the  assignment  by the
Purchaser to the Issuer of all of the  Purchaser's  rights  against any Seller pursuant  to this  Agreement  insofar  as such  rights  relate to the  Initial
Mortgage Loans  transferred  to the Issuer and to the  enforcement or exercise of any right or remedy  against any of the Sellers  pursuant to this Agreement by the  Issuer,  (ii) the  enforcement  or  exercise  of any  right or  remedy against any of the Sellers  pursuant to this  Agreement by or on behalf of the
Issuer and (iii) the Issuer's  pledge of its interest in this Agreement to the
Indenture  Trustee and the  enforcement  by the Indenture  Trustee of any such right or remedy  against any Seller  following  an Event of Default  under the
Indenture.  Such  enforcement  of a right or remedy by the  Issuer,  the Owner
Trustee, the Enhancer or the Indenture Trustee, as applicable,  shall have the same  force  and  effect  as if the  right  or  remedy  had been  enforced  or exercised by the Purchaser or the Issuer directly.

Section 8.10      Survival.  The  representations  and warranties  made herein by each  Seller and the  provisions  of Article VI hereof  shall  survive  the purchase  of  the  Initial  Mortgage  Loans  hereunder  and  any  transfer  of
Subsequent   Mortgage  Loans  pursuant  to  this  Agreement  and  the  related
Subsequent Transfer Agreement.

Section 8.11      Third  Party  Beneficiary.  The  Enhancer  shall  be a third party  beneficiary  hereof and shall be entitled to enforce the  provisions of this Agreement as if a party hereto.

      IN WITNESS  WHEREOF,  the parties  hereto have caused  their names to be signed to this Mortgage Loan Purchase  Agreement by their respective  officers thereunto duly authorized as of the day and year first above written.

                                    RESIDENTIAL ASSET MORTGAGE PRODUCTS,
                                    INC., as Purchaser

                                    By: ________________________________
                                        Name: Patricia C. Taylor
                                        Title:   Vice President

                                    GMAC MORTGAGE, LLC,
                                          as Seller and Servicer

                                    By: _________________________
                                        Name:
                                        Title:

                                    WALNUT GROVE MORTGAGE LOAN
                                    TRUST 2003-A, as Seller

                                    By: WILMINGTON TRUST COMPANY,
                                          not in its individual capacity but
                                          solely as
                                          Owner Trustee

                                    By:  __________________________
                                        Name:
                                        Title:

                   [Signatures Continue On Following Page]

                                    GMACM HOME EQUITY LOAN TRUST 2006-HE5, as
                                    Issuer

                                    By: WILMINGTON TRUST COMPANY,
                                          not in its individual capacity but
                                          solely as
                                          Owner Trustee

                                    By: _________________________________
                                        Name:
                                        Title:

                                    THE BANK OF NEW YORK TRUST COMPANY, N.A.,
                                    not in its individual capacity but solely
                                    as Indenture Trustee

                                    By: ________________________________
                                        Name:
                                        Title:

                                  EXHIBIT 1
                            MORTGAGE LOAN SCHEDULE

                         [On file with the Servicer]

                                  EXHIBIT 2

                    FORM OF SUBSEQUENT TRANSFER AGREEMENT

      Pursuant  to  this  Subsequent  Transfer  Agreement  No.____________(the
"Agreement"),   dated   as  of ______________, ____________________,   between
[_________],  as seller  (the  "Seller"),  and GMACM  Home  Equity  Loan Trust
2006-HE5,  as  issuer  (the  "Issuer"),  and  pursuant  to the  mortgage  loan purchase  agreement dated as of November 29, 2006 (the "Mortgage Loan Purchase
Agreement"),  among GMAC Mortgage, LLC, as a seller and servicer, Walnut Grove
Mortgage Loan Trust 2003-A, as a Seller,  Residential Asset Mortgage Products,
Inc.,  as  purchaser  (the  "Purchaser"),  the Issuer and The Bank of New York
Trust  Company,  N.A., as indenture  trustee (the  "Indenture  Trustee"),  the
Seller and the Issuer  agree to the sale by the Seller and the purchase by the
Issuer of the mortgage  loans listed on the  attached  Schedule of  Subsequent
Mortgage Loans (the "Subsequent Mortgage Loans").

      Capitalized  terms used and not  defined  herein  have their  respective meanings as set forth in Appendix A to the indenture  dated as of November 29,
2006,  between  the Issuer  and the  Indenture  Trustee,  which  meanings  are incorporated  by reference  herein.  All other  capitalized  terms used herein shall have the meanings specified herein.

      Section 1.  Sale of Subsequent Mortgage Loans.

      (a)   The  Seller  does  hereby  sell,  transfer,  assign,  set over and convey to the Issuer,  without recourse,  all of its right, title and interest in and to the Subsequent  Mortgage Loans, all principal  received and interest thereon on and after the Subsequent  Cut-Off Date, all monies due or to become due thereon and all items with respect to the Subsequent  Mortgage Loans to be delivered  pursuant to Section 2.2 of the Mortgage  Loan  Purchase  Agreement;
provided,  however,  that the Seller reserves and retains all right, title and interest in and to principal  received and interest accruing on the Subsequent
Mortgage   Loans  prior  to  the   Subsequent   Cut-Off   Date.   The  Seller,
contemporaneously  with the  delivery  of this  Agreement,  has  delivered  or caused  to be  delivered  to the  Indenture  Trustee  each  item set  forth in
Section 2.2 of the Mortgage Loan Purchase Agreement.

      The  transfer  to the  Issuer by the Seller of the  Subsequent  Mortgage
Loans  identified  on the  Mortgage  Loan  Schedule  shall be absolute  and is intended  by the  parties  hereto to  constitute  a sale by the  Seller to the
Issuer on the Subsequent  Transfer Date of all the Seller's  right,  title and interest in and to the Subsequent  Mortgage  Loans,  and other property as and to the  extent  described  above,  and the  Issuer  hereby  acknowledges  such transfer.  In the event the  transactions set forth herein shall be deemed not to be a sale,  the Seller  hereby  grants to the  Issuer as of the  Subsequent
Transfer  Date a security  interest in all of the  Seller's  right,  title and interest in, to and under all accounts,  chattel papers,  general intangibles, contract  rights,  certificates  of deposit,  deposit  accounts,  instruments, documents,  letters of credit, money, payment intangibles,  advices of credit, investment property,  goods and other property consisting of, arising under or related to the Subsequent  Mortgage Loans, and such other property,  to secure
all  of  the  Issuer's  obligations   hereunder,   and  this  Agreement  shall
constitute a security  agreement  under  applicable  law. The Seller agrees to take or  cause  to be  taken  such  actions  and to  execute  such  documents, including  without  limitation  the filing of all  necessary  UCC-1  financing
statements   filed  in  the  State  of  Delaware  and  the   Commonwealth   of
Pennsylvania  (which  shall  be  submitted  for  filing  as of the  Subsequent
Transfer  Date),  any  continuation  statements  with respect  thereto and any amendments  thereto  required  to  reflect a change  in the name or  corporate structure  of the  Seller or the  filing  of any  additional  UCC-1  financing statements  due to the  change  in the  principal  office or  jurisdiction  of incorporation  of the  Seller,  as are  necessary  to perfect  and protect the
Issuer's interests in each Subsequent Mortgage Loan and the proceeds thereof.

      (b)   The expenses and costs  relating to the delivery of the Subsequent
Mortgage Loans, this Agreement and the Mortgage Loan Purchase  Agreement shall be borne by the Seller.

      (c)   Additional terms of the sale are set forth on Attachment A hereto.

      Section 2.  Representations and Warranties; Conditions Precedent.

      (a)   The Seller hereby affirms the  representations and warranties made by it and set forth in Section 3.1 of the  Mortgage  Loan  Purchase  Agreement
that  relate to the  Seller or the  Subsequent  Mortgage  Loans as of the date hereof.  The Seller hereby  confirms that each of the  conditions set forth in
Section  2.2(b) of the Mortgage  Loan  Purchase  Agreement are satisfied as of the date hereof and  further  represents  and  warrants  that each  Subsequent
Mortgage  Loan complies with the  requirements  of this  Agreement and Section
2.2(c) of the Mortgage  Loan  Purchase  Agreement.  GMACM,  as Servicer of the
Subsequent  Mortgage Loans hereby affirms the  representations  and warranties made by it regarding  the  Subsequent  Mortgage  Loans as set forth in Section
3.1 of the Mortgage Loan Purchase Agreement.

      (b)   The  Seller is  solvent,  is able to pay its debts as they  become due and has capital  sufficient  to carry on its business and its  obligations hereunder;  it will not be rendered insolvent by the execution and delivery of this Instrument or by the  performance of its obligations  hereunder nor is it aware of any  pending  insolvency;  no  petition  of  bankruptcy  (or  similar insolvency  proceeding)  has been filed by or against the Seller  prior to the date hereof.

      (c)   All terms and  conditions of the Mortgage Loan Purchase  Agreement relating to the Subsequent  Mortgage Loans are hereby  ratified and confirmed;
provided,  however,  that in the event of any conflict the  provisions of this
Agreement shall control over the  conflicting  provisions of the Mortgage Loan
Purchase Agreement.

      Section 3.  Recordation  of  Instrument.  To  the  extent  permitted  by applicable  law or a memorandum  thereof if permitted  under  applicable  law, this  Agreement is subject to recordation  in all  appropriate  public offices for  real  property  records  in all  of  the  counties  or  other  comparable jurisdictions  in which any or all of the  properties  subject to the  related
Mortgages are situated,  and in any other appropriate  public recording office or  elsewhere,  such  recordation  to be  effected  by  the  Servicer  at  the
Noteholders'  expense on direction of the  Noteholders  of Notes  representing not less than a majority  of the  aggregate  Note  Balance of the Notes or the
Enhancer,  but only when  accompanied  by an  Opinion of Counsel to the effect that such  recordation  materially and  beneficially  affects the interests of the  Noteholders  or the Enhancer or is necessary  for the  administration  or servicing of the Subsequent Mortgage Loans.

      Section 4.  GOVERNING  LAW.  THIS  INSTRUMENT   SHALL  BE  CONSTRUED  IN
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS,  RIGHTS
AND REMEDIES OF THE PARTIES  HEREUNDER  SHALL BE DETERMINED IN ACCORDANCE WITH
SUCH LAWS.

      Section 5.  Counterparts.   This   Instrument   may   be   executed   in
counterparts,  each of  which,  when so  executed,  shall be  deemed  to be an original and together shall constitute one and the same instrument.

      Section 6.  Successors and Assigns.  This  Agreement  shall inure to the benefit of and be binding upon the Seller and the Issuer and their  respective successors and assigns.

                                    [__________________________________],
                                       as Seller

                                    By:___________________________________
                                        Name:
                                        Title:

                                    GMACM HOME EQUITY LOAN TRUST 2006-HE5, as
                                    Issuer

                                    By: WILMINGTON TRUST COMPANY,
                                          not in its individual capacity but
                                          solely as
                                          Owner Trustee

                                    By:  __________________________________
                                        Name:
                                        Title:

                                    GMAC MORTGAGE, LLC,
                                       as Servicer

                                    By: ____________________________________
                                        Name:
                                        Title:

                                 Attachments

A.    Additional terms of sale.
B.    Schedule of Subsequent Mortgage Loans.
C.    Seller's Officer's Certificate.
D.    Seller's Officer's Certificate (confirmation of Enhancer approval).

                    GMACM HOME EQUITY LOAN TRUST 2006-HE5

            ATTACHMENT A TO FORM OF SUBSEQUENT TRANSFER AGREEMENT

                              ____________, ____

A.
     1.  Subsequent Cut-Off Date:
     2.  Pricing Date:
     3.  Subsequent Transfer Date:
     4.  Aggregate Principal Balance of the Subsequent
         Mortgage Loans as of the Subsequent Cut-Off Date:
     5.  Purchase Price:                                        100.00%
B.
As to all Subsequent Mortgage Loans:
     1.  Longest stated term to maturity:
                                                                months
     2.  Minimum Loan Rate:                                                %
     3.  Maximum Loan Rate:                                                %
     4.  WAC of all Subsequent Mortgage Loans:                             %
     5.  WAM of all Subsequent Mortgage Loans:                             %
     6.  Largest Principal Balance:                             $
     7.  Non-owner occupied Mortgaged Properties:                          %
     8.  California zip code concentrations:                    % and      %
     9.  Condominiums:                                                     %
     10. Single-family:                                                    %
     11. Weighted average term since origination:                          %
     12. Principal balance of Subsequent Mortgage Loans with    $
         respect to which the Mortgagor is an employee of
         GMACM or an affiliate of GMACM:
     13. Number of Subsequent Mortgage Loans with respect to
         which the Mortgagor is an employee of GMACM or an
         affiliate of GMACM:

                                  EXHIBIT 3

                           FORM OF ADDITION NOTICE

DATE:

The Bank of New York Trust Company, N.A. Moody's Investors Service, Inc.
2 North LaSalle Street                   99 Church Street
Suite 1020                               New York, New York 10007
Chicago, IL 60602
Attn: Structured Finance Services

Financial Guaranty Insurance Company     Standard & Poor's, a division of The
125 Park Avenue,                         McGraw-Hill Companies, Inc.
New York, New York 10017                 55 Water Street
Re:  GMACM Home Equity Loan Trust        New York, New York 10041-0003
2006-HE5

Wilmington Trust Company
1100 North Market Street
Wilmington, Delaware 19890

                  Re: GMACM Home Equity Loan Trust 2006-HE5

Ladies and Gentlemen:

      Pursuant to Section 2.2 of the mortgage  loan purchase  agreement  dated as of November 29, 2006 (the "Purchase Agreement"),  among GMAC Mortgage, LLC, as a Seller and  Servicer,  Walnut  Grove  Mortgage  Loan Trust  2003-A,  as a
Seller,  Residential Asset Mortgage Products,  Inc., as Purchaser,  GMACM Home
Equity Loan Trust 2006-HE5,  as Issuer and The Bank of New York Trust Company,
N.A., as Indenture Trustee,  the Seller has designated the Subsequent Mortgage
Loans  identified on the Mortgage Loan Schedule  attached hereto to be sold to the Issuer on ______________, ___________, with an aggregate Principal Balance of  $____________.  Capitalized  terms not otherwise  defined  herein have the meaning set forth in the Appendix A to the indenture  dated as of November 29,
2006, between the Issuer and the Indenture Trustee.

      Please  acknowledge  your receipt of this notice by  countersigning  the enclosed copy in the space  indicated  below and returning it to the attention of the undersigned.

                                    Very truly yours,

                                    [____________________________],
                                       as Seller

                                    By:______________________________
                                        Name:
                                        Title:

ACKNOWLEDGED AND AGREED:

THE BANK OF NEW YORK TRUST COMPANY, N.A.,
   as Indenture Trustee

By:______________________________________
   Name:
   Title: